EQ Advisors TrustSM

EQ/Quality Bond PLUS Portfolio

Supplement dated February 10, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates information contained in the Summary Prospectus of the EQ/Quality Bond PLUS Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers for the EQ/Quality Bond PLUS Portfolio.

Information regarding

EQ/Quality Bond PLUS Portfolio

Effective immediately, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio — Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky, CFA®	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2007
Douglas J. Peebles	Chief Investment Officer — AllianceBernstein Fixed Income	May 2015
Michael S. Canter	Senior Vice President of AllianceBernstein	February 2016
Shawn E. Keegan	Vice President of AllianceBernstein	May 2015